UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 30, 2013

SAVIENT PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-15313	13-3033811
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Crossing Boulevard Bridgewater, NJ	08807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 418-9300

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

As previously announced, on October 14, 2013, Savient Pharmaceuticals, Inc. (the “Company”) and its subsidiary, Savient Pharma Holdings, Inc. (collectively, the “Debtors”), filed voluntary petitions (the “Chapter 11 Cases”) for relief under Chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).

As previously disclosed, on December 13, 2013, the Bankruptcy Court approved a final provisional order on the Debtors’ use of cash collateral. The final form of order did not attach a final cash collateral budget and contemplated that the Debtors, the Official Committee of Unsecured Creditors and the Senior Secured Noteholders would roll forward the existing budget previously filed with the Bankruptcy Court (included in the Debtors’ Initial Monthly Operating Report attached to the Company’s Current Report on Form 8-K filed on November 6, 2013) and work in good faith with regard to certain line items in the budget. On December 30, 2013, the Debtors filed a Notice of Current Working Draft of Cash Collateral Budget and Illustrative Sources and Uses (the “Notice”) with the Bankruptcy Court attaching the current working draft of the cash collateral budget and an illustrative sources and uses calculation assuming the closing of the sale of substantially all of the Debtors’ assets and certain liabilities to Crealta Pharmaceuticals LLC (the “Sale Transaction”) during the week ending January 10, 2014. The Notice contemplates that the Debtors, the Official Committee of Unsecured Creditors and the Senior Secured Noteholders will continue to work in good faith with regard to certain line items in the budget, in order to negotiate and prepare a final budget.

Closing of the Sale Transaction remains subject to approval under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and other closing conditions.

The Notice is attached hereto as Exhibit 99.1.

Cautionary Statement Regarding the Notice

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Notice, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The information contained in the Notice is limited in scope and has been prepared solely for the purpose of complying with requirements of the Bankruptcy Court. The financial information contained in the Notice was not reviewed by independent accountants, is in a format prescribed by applicable bankruptcy laws, and is subject to future adjustment. The financial information contained in the Notice is not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and, therefore, may exclude items required by GAAP, such as certain reclassifications, eliminations, accruals, valuations and disclosures. The financial information contained in the Notice also relates to periods which are different from the historical periods required in the Company’s reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K and Exhibit 99.1 hereto (collectively, this “Current Report”) may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those involving future events and future results that are based on current expectations, estimates, forecasts, and projections as well as the current beliefs and assumptions of the Company’s management. Forward-looking statements may be identified by words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “may,” “predict,” “will,” “would,” “could,” “should,” “target” and similar expressions. All statements contained in this Current Report that are not statements of historical fact and other estimates, projections, future trends and the outcome of events that have not yet occurred referenced in this Current Report should be considered forward-looking statements. Actual results or events could differ materially from those indicated in forward-looking statements as a result of risks and uncertainties, including, among others, the potential adverse impact of the Chapter 11 Cases on the Company’s liquidity or results of operations, changes in the Company’s ability to meet financial obligations during the Chapter 11 process or to maintain contracts that are critical to the Company’s operations, the outcome or timing of the Chapter 11 process and the related proposed asset sale, the effect of the Chapter 11 Cases or proposed asset sale on the Company’s relationships with third parties, regulatory authorities and employees, proceedings that may be brought by third parties in connection with the Chapter 11 process or the proposed asset sale or conditions to the proposed asset sale, and the timing or amount of any distributions to the Company’s stakeholders. Many of such factors relate to events and circumstances that are beyond the Company’s control. You should not place undue reliance on forward-looking statements. The Company does not assume any obligation to update the information contained in this Current Report.

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report is being furnished for informational purposes only and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing. The filing of this current report (including Exhibit 99.1 attached hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely by Regulation FD.

Additional Information regarding the Chapter 11 Cases

Additional information regarding the Chapter 11 Cases is available at www.gcginc.com/cases/svnt. This link is provided for convenience only. Such information shall not be deemed to be incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits:

99.1	Notice of Current Working Draft of Cash Collateral Budget and Illustrative Sources and Uses, dated December 30, 2013.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAVIENT PHARMACEUTICALS, INC.

Date: December 31, 2013	By:	/s/ Philip K. Yachmetz
		Name:	Philip K. Yachmetz
		Title:	Co-President and Chief Business Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Notice of Current Working Draft of Cash Collateral Budget and Illustrative Sources and Uses, dated December 30, 2013.